UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]       Preliminary Proxy Statement

[   ]       Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[   ]       Definitive Proxy Statement

[   ]       Definitive Additional Materials

[   ]       Soliciting Material Pursuant to Rule 14a-12

THE WEITZ FUNDS

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies: N/A

2) Aggregate number of securities to which transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4) Proposed maximum aggregate value of transaction: N/A

5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: N/A

2) Form, Schedule or Registration Statement No.: N/A

3) Filing Party: N/A

4) Date Filed: N/A

The Weitz Funds

(the “Trust”)

Balanced Fund

Core Plus Income Fund

Hickory Fund

Nebraska Tax-Free Income Fund

Partners III Opportunity Fund

Partners Value Fund

Short Duration Income Fund

Ultra Short Government Fund

Value Fund

(each, a “Fund” and collectively, the “Funds”)

1125 South 103rd Street, Suite 200

Omaha, Nebraska 68124-1071

[DATE], 2022

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of the Trust, I invite you to a special meeting of shareholders of the Trust scheduled for October 19, 2022, at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114, at [TIME], Central Time (the “Special Meeting”).

The purpose of the Special Meeting is to ask shareholders to consider the following proposals:

All Funds

1.	The approval of new Management and Investment Advisory Agreements between the Trust, on behalf of each Fund, and Weitz Investment Management, Inc. (the “Adviser”); and
2.	The election of eight (8) nominees to serve as Trustees on the Board; and

Partners III Opportunity Fund only

3.	The approval of the sub-classification of the Partners III Opportunity Fund from a “diversified” fund to a “non-diversified” fund.

Detailed information about each proposal is contained in the enclosed Proxy Statement. We strongly encourage you to participate by reviewing these materials and voting as soon as possible.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH PROPOSAL.

Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received prior to the time of the Special Meeting on October 19, 2022. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED.

You can vote in one of four ways:

  By mail with the enclosed Proxy Card – be sure to sign, date and return it in the enclosed postage-paid envelope,
  Through the web site listed in the proxy voting options on the enclosed Proxy Card,
  By telephone using the toll-free number listed in the proxy voting options on the enclosed Proxy Card, or
  In person at the Special Meeting on October 19, 2022.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE YOUR FUNDS THE ADDITIONAL EXPENSE OF FURTHER SOLICITING YOUR VOTE.

IF A SIGNED PROXY CARD IS RETURNED, BUT NO INSTRUCTIONS ARE SPECIFIED, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described above.

If you should have any questions regarding the proposals, or to quickly vote your shares, please call Okapi Partners LLC, the Funds’ proxy solicitor, toll-free at 844-343-2625. Representatives are available Monday through Friday, 9 a.m. to 10 p.m. (Eastern Time). I thank you for your time and your prompt attention to this matter.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. In light of the COVID-19 pandemic, the Funds are urging all shareholders to take advantage of voting by mail, by telephone or through the Internet. Currently, the Special Meeting will be held at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114. If you plan to attend the Special Meeting in person, please note that the Special Meeting will be held in accordance with any recommended and required social distancing and safety guidelines, as applicable.

If we decide to hold the Special Meeting in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on www.okapivote.com/WeitzMeeting. We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Sincerely,

Wallace R. Weitz

President

The Weitz Funds

VERY IMPORTANT INFORMATION FOR SHAREHOLDERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed Proxy Statement to shareholders.

QUESTIONS AND ANSWERS

General

Q. Why am I receiving this proxy statement?

A. You are receiving these proxy materials—a booklet that includes the Proxy Statement and your Proxy Card—because you, as a Fund shareholder, have the right to vote on important matters concerning The Weitz Funds (the “Funds” or the “Trust”). In particular, you are being asked to vote on one or more of the following proposals (the “Proposals”), which require the approval of Fund shareholders.

Proposal 1 relates to the approval of new Management and Investment Advisory Agreements (the “New Advisory Agreements”) between the Trust, on behalf of each Fund, and Weitz Investment Management, Inc., the investment adviser to the Funds (the “Adviser”). As part of the Adviser’s succession planning, Mr. Wallace R. Weitz, who owns all the voting stock of the Adviser, will be exchanging his voting stock for non-voting stock currently held by his son, Andrew (Drew) S. Weitz (the “Transaction”). At the conclusion of the Transaction, control of the Adviser will transfer from Mr. Wallace Weitz to Mr. Drew Weitz. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund’s current Management and Investment Advisory Agreement (a “Current Advisory Agreement”) provides for its automatic termination in the event of its assignment. The Transaction is expected to result in a change in control of the Adviser, and therefore an “assignment,” as that term is defined in the 1940 Act, of each Fund’s Current Advisory Agreement. In anticipation of the Transaction and termination of the Current Advisory Agreements resulting from the change in control and assignment, shareholders of each Fund are being asked to approve a New Advisory Agreement.

Proposal 2 relates to the election of the Board of Trustees of the Trust. The nominees for election are: Lorraine Chang, Steven M. Hill, Alison L. Maloy, Elizabeth L. Sylvester, Dana E. Washington, Justin B. Wender, Andrew S. Weitz and Wallace R. Weitz. (each, a “Nominee” and, collectively, the “Nominees”). Ms. Chang, Ms. Washington, Mr. Wender and Mr. Wallace Weitz currently serve as Trustees of the Trust.

Proposal 3 relates to the change in the sub-classification of the Partners III Opportunity Fund (“Partners III Fund”) from a “diversified” fund to a “non-diversified” fund. The Partners III Fund is currently sub-classified as “diversified” for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund must operate in compliance with the diversification requirements of the 1940 Act. Changing the sub-classification of the

Partners III Fund to a non-diversified fund will give the Fund’s investment team increased flexibility to invest a greater percentage of the Fund’s assets in fewer issuers.

Q. Why am I being asked to vote?

A. You are, or were, as of August 24, 2022 (the “Record Date”), a shareholder of one or more of the Funds. Under applicable law, each of the Proposals requires the approval of shareholders. The Board has approved the Proposals and recommends that you vote “FOR” each of them.

Proposal 1: New Management and Investment Advisory Agreements

Q. Why am I being asked to vote on a New Advisory Agreement with respect to each Fund I own?

A. As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination in the event of its assignment. As part of the Adviser’s succession planning, there will be a change in control of the Adviser, and therefore an “assignment,” as that term is defined under the 1940 Act, of each Fund’s Current Advisory Agreement shall be deemed to occur, resulting in the termination of such Agreement. In anticipation of the change in control of the Adviser, shareholders are being asked to approve a New Advisory Agreement between the Trust, on behalf of each Fund, and the Adviser. As a shareholder of a Fund as of August 24, 2022 you are entitled to vote on this matter.

Q. Will there be any changes to the operations or service providers of the Funds as a result of the proposal?

A. No. There will be no changes to the operations of the Funds or changes to the Funds’ service providers if the proposal is approved.

Q. Will the Funds’ net expenses increase?

A. No. The proposal will not result in an increase in the investment advisory fees or the net expenses for any Fund.

Proposal 2: The Election of Trustees

Q. Why am I being asked to elect the Nominees to the Board?

A. The 1940 Act requires that at least a majority of an investment company’s board members be elected by its shareholders. In addition, the 1940 Act allows trustees to fill a vacancy on the board if, after filling the vacancy, at least two-thirds of its board members have been elected by shareholders. Currently, the Board consists of six (6) individuals, four of whom were elected as Trustees by shareholders. Due to recent and impending retirements of Trustees on the Board, and the recommendation of the Corporate Governance Committee to increase the number of Trustees on the Board and nominate the Nominees based on their qualifications and experience, the Board determined that it was in the best interest of shareholders of the Trust to nominate the Nominees for election by shareholders of the Trust. The election by shareholders of all of the Nominees will provide flexibility in the future for the Board to appoint additional new members who could replace retired Trustees and also bring new skills and experiences to the Board, without incurring the expense of holding other shareholder meetings.

Proposal 3: Change in Sub-Classification (Partners III Opportunity Fund Shareholders Voting Separately)

Q. Why am I being asked to approve a change to the sub-classification of the Partners III Opportunity Fund?

A. As a shareholder of the Fund, you are being asked to approve the change in the sub-classification of the Fund from a “diversified” to a “non-diversified” fund. Changing the Fund’s sub-classification to non-diversified will give the Fund’s investment team increased flexibility to invest a greater percentage of the Fund’s assets in a fewer number of issuers and to grow the Fund’s assets unconstrained by the diversification limits under the 1940 Act.

Q. What is the difference between a diversified and non-diversified fund?

A. Under the 1940 Act, the law that governs mutual funds, a mutual fund is sub-classified as either diversified or non-diversified depending on its intended ownership of the securities of issuers. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one issuer. The Fund currently operates as diversified under the 1940 Act and, therefore, must operate in compliance with the diversification requirements. Specifically, at least 75% of the Fund’s total assets must be represented by the following:

(i) Cash and cash items (including receivables).

(ii) U.S. government securities.

(iii) Securities of other investment companies.

(iv) Securities of other issuers, measured as of the purchase date of the security, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the fund or 10% of the voting stock of the issuer.

Q. Why change the Fund’s sub-classification under the 1940 Act?

A. The diversification requirements of the 1940 Act require the Fund to invest in a number of different issuers. The Adviser believes reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders because non-diversified status will provide the Fund’s investment team with the flexibility to invest a larger portion of the Fund’s assets in a fewer number of issuers.

Q. Will the Fund make any changes to its investment strategy if reclassified as non-diversified under the 1940 Act?

A. No. The Fund will continue to invest in accordance with the strategy disclosed in the Fund’s prospectus. However, as noted above, the Fund’s investment team would have the flexibility to invest a larger portion of the Fund’s assets in a fewer number of issuers, which may make the Fund more susceptible to risks associated with those issuers than a more diversified portfolio, and the performance of the Fund may be more volatile.

Q. Are there other diversification requirements that will still apply to the Fund if it becomes non-diversified under the 1940 Act?

A. Yes. Subchapter M of the Internal Revenue Code (the “IRC”) also has diversification requirements for mutual funds. These diversification requirements are frequently referred to as the “tax diversification requirements.” Under the IRC, among other tests, at the end of each quarter of a fund’s taxable year, at least 50% of the fund’s total assets must be represented by (i) cash and cash items, U.S. government securities, and securities of other regulated investment companies and (ii) securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the fund or 10% of the outstanding voting securities of the issuer. The Fund intends to continue to comply with the tax diversification requirements.

Q. What happens if shareholders do not approve the Proposal?

A. If shareholders do not approve reclassifying the Fund as non-diversified, the Fund would continue to operate as a diversified fund.

Q. Are there more risks with being a non-diversified fund?

A. A non-diversified fund typically presents a heightened degree of investment risk due to its ability to make more concentrated investments. Because a non-diversified fund can invest a larger portion of its assets in a single issuer or small group of issuers than a diversified fund, the investment return of a fund that operates as non-diversified typically is dependent upon the performance of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund and may be more susceptible to greater losses because of such developments.

Voting

Q. Who is asking for my vote?

A. The enclosed proxy is being solicited by the Board of Trustees of your Fund(s) for use at the special meeting of shareholders to be held on October 19, 2022 or any adjournment or postponement thereof (the “Special Meeting”), and if the Special Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

Q. How does the Board suggest that I vote?

A. After careful consideration, the Board has unanimously approved each of the Proposals contained in this Proxy Statement and recommends that you vote “FOR” the Proposals, as applicable.

Q. Why am I receiving information about Funds I do not own?

A. Two of the Proposals are common to all of the Funds, and management of the Funds has concluded that it is more cost-effective to have a common Proxy Statement and hold the Special Meeting for all of the Funds. You will be asked to vote only on each Proposal that affects the Fund(s) you own.

Q. What vote is required to approve the Proposals?

A. Regulatory requirements vary based on the type of proposal that is being considered.

Proposal 1 requires approval of a Fund’s New Advisory Agreement by a majority of the outstanding voting securities of each respective Fund in a manner consistent with the 1940 Act. The term “a majority of the outstanding voting securities” is defined in the 1940 Act as the affirmative vote of the lesser of: (a) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of the Fund’s outstanding shares are present or represented by proxy, or (b) more than 50 percent of the Fund’s outstanding voting securities (“1940 Act Majority Vote”).

Proposal 2 requires approval by a plurality of the votes, for all of the Funds collectively, cast in person or by proxy at the Special Meeting for each Nominee, provided a quorum is present.

Proposal 3 requires approval by a 1940 Act Majority Vote of the outstanding voting securities of the Partners III Opportunity Fund.

Q. Will my vote make a difference?

A. Yes! Your vote is very important and can make a difference in the governance and management of your Fund(s). Your vote can help ensure that the Proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). In addition, your immediate response on the enclosed Proxy Card, on the Internet or over the phone will help save the costs of any further solicitations.

Q. If I am a small investor, why should I bother to vote?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Special Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Special Meeting and the approval of the Proposals and generate unnecessary additional costs.

Q. How do I cast my vote?

A. You may provide a Fund with your vote by mail with the enclosed Proxy Card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Special Meeting. You may use the enclosed postage-paid envelope to mail your Proxy Card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at the telephone number below.

If you change your mind after you vote, but before the Special Meeting, you can revoke your proxy by executing and submitting a revised proxy (following the methods noted above), or by giving written notice of revocation to the Fund(s) prior to the Special Meeting, or by voting in person at the Special Meeting.

Q. Whom do I call if I have questions?

A. We will be happy to answer your questions regarding this proxy solicitation. Should you have any questions, please call the Funds’ proxy solicitor Okapi Partners LLC at 844-343-2625.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS

The Weitz Funds

(the “Trust”)

Balanced Fund

Core Plus Income Fund

Hickory Fund

Nebraska Tax-Free Income Fund

Partners III Opportunity Fund

Partners Value Fund

Short Duration Income Fund

Ultra Short Government Fund

Value Fund

(each, a “Fund” and collectively, the “Funds”)

1125 South 103rd Street, Suite 200

Omaha, Nebraska 68124-1071

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 19, 2022

To the Shareholders:

Notice is hereby given (the “Notice of Meeting”) that a special meeting (the “Special Meeting”) of the shareholders of The Weitz Funds will be held on October 19, 2022, at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114, at [TIME], Central Time, for the following purposes:

1.	To approve a new Management and Investment Advisory Agreement between the Trust, on behalf of each Fund, and the Adviser;
2.	To elect each of the following eight (8) nominees to serve as a Trustee on the Board of Trustees of the Trust: Lorraine Chang, Steven M. Hill, Alison L. Maloy, Elizabeth L. Sylvester, Dana E. Washington, Justin B. Wender, Andrew S. Weitz and Wallace R. Weitz; and
3.	To approve a change in the sub-classification of the Partners III Opportunity Fund from a “diversified” fund to a “non-diversified” fund (Weitz Partners III Opportunity Fund shareholders voting separately).

In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof.

You are entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on August 24, 2022.

The Notice of Meeting, Proxy Statement and accompanying Form of Proxy Card will first be mailed to shareholders on or about September 6, 2022. Whether or not you plan to attend the

Special Meeting in person, please vote your shares. In addition to voting in person at the Special Meeting, you may also vote by mail, by telephone or via the Internet, as provided on the enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted vote.

If you plan to attend the Special Meeting in person, please note that the Special Meeting will be held in accordance with any recommended and required social distancing and safety guidelines, as applicable.

If we decide to hold the Special Meeting in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on www.okapivote.com/WeitzMeeting. We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY SO THAT A QUORUM MAY BE ENSURED AND IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees

John R. Detisch

Secretary

The Weitz Funds

[DATE], 2022

TABLE OF CONTENTS

I. OVERVIEW OF THE PROPOSALS……………………………………..

A.       PROPOSAL 1……………………………………………………….

1.       Introduction and Background……………………………..

2.       Vote Required……………………………………………....

3.       Board Recommendation……………………………………

B.       PROPOSAL 2………………………………………………………

1.       Introduction and Background……………………………..

2.       Vote Required………………………………………………

3.       Board Recommendation…………………………………..

C.       PROPOSAL 3……………………………………………………

1.       Introduction and Background……………………………

2.       Vote Required……………………………………………..

3.       Board Recommendation………………………………….

II.       ADDITIONAL INFORMATION ABOUT THE FUNDS……………..

III.       OTHER INFORMATION……………………………………………….

IV.        APPENDICES…………………………………………………………….

The Weitz Funds

Balanced Fund

Core Plus Income Fund

Hickory Fund

Nebraska Tax-Free Income Fund

Partners III Opportunity Fund

Partners Value Fund

Short Duration Income Fund

Ultra Short Government Fund

Value Fund

1125 South 103rd Street, Suite 200

Omaha, Nebraska 68124-1071

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 19, 2022

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (the “Board”) OF THE WEITZ FUNDS (the “Trust”), on behalf of each series of the Trust (each, a “Fund” and, collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held on October 19, 2022, at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114, at [TIME], Central Time, for the purposes set forth below and described in greater detail in this Proxy Statement (the “Special Meeting”).

OVERVIEW OF THE PROPOSALS

As described in greater detail below, this Proxy Statement relates to proposals:

(1)	To approve new Management and Investment Advisory Agreements (the “New Advisory Agreements”) between the Trust, on behalf of each Fund, and Weitz Investment Management, Inc. (the “Adviser”) (“Proposal 1”);
(2)	To elect each of the following eight (8) nominees to serve as a Trustee on the Board of Trustees of the Trust: Lorraine Chang, Steven M. Hill, Alison L. Maloy, Elizabeth L. Sylvester, Dana E. Washington, Justin B. Wender, Andrew S. Weitz and Wallace R. Weitz (“Proposal 2”); and
(3)	To approve the change in the sub-classification of the Partners III Opportunity Fund from a “diversified” fund to a “non-diversified” fund (“Proposal 3”).

With respect to Proposal 1, shareholders of each Fund will vote separately on a New Advisory Agreement with respect to their respective Fund(s). With respect to Proposal 2, all shareholders of the Funds of the Trust will vote together in the aggregate and not separately by Fund or by class. With respect to Proposal 3, all shareholders of the Partners III Opportunity Fund will vote separately on this Proposal.

You are entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on August 24, 2022 (“Record Date”). The date of the first mailing of the Form of Proxy Card and this Proxy Statement to shareholders will be on or about September 6, 2022.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Shares represented by proxies, unless subsequently revoked, will be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of each Proposal, as recommended by the Board. To revoke a proxy, the shareholder who gave such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation at the Special Meeting or any adjournment(s) or postponement(s) thereof, and in all cases prior to the exercise of the authority granted in the Proxy Card.

If a shareholder wishes to participate in the Special Meeting or any adjournment(s) or postponement(s) thereof, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Special Meeting or any adjournment(s) or postponement(s) in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON OCTOBER 19, 2022

This Proxy Statement is available online at: www.OkapiVote.com/Weitz. In addition, the most recent annual report of the Trust, including financial statements, for the fiscal year ended March 31, 2022 and the semi-annual report for the period ended September 30, 2021, have been mailed previously to shareholders. If you would like to receive additional copies of a shareholder report free of charge, please contact the Trust by writing to the address set forth on the first page of this Proxy Statement or by calling 1-888-859-0698, or go to the Trust’s website at https://weitzinvestments.com/funds/default.fs. Requested shareholder reports will be sent by first class mail within three (3) business days of the receipt of the request.

PROPOSAL I - APPROVAL OF NEW MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS FOR EACH FUND

EACH FUND VOTING SEPARATELY

Introduction and Background

The Adviser currently serves as the investment adviser to each of the Funds under separate Management and Investment Advisory Agreements between the Trust, on behalf of each Fund, and the Adviser (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). The Adviser provides investment advice to each Fund and is responsible for the overall management of the Funds’ business affairs, subject to the supervision of the Board. The date of each Fund’s Current Advisory Agreement and the date on which it was last approved by shareholders and last approved or continued by the Board are provided in Appendix B.

The Adviser is a Nebraska corporation whose voting stock is owned by Wallace R. Weitz and whose non-voting stock is owned by members of the Weitz family and employees of the Adviser. The Adviser does not have a parent company. In 2021, Mr. Wallace Weitz notified the Board that as part of the Adviser’s succession planning, he will be exchanging his voting stock for non-voting stock held by his son, Andrew (Drew) S. Weitz, who is an officer and portfolio manager of the Funds (the “Transaction”). At the conclusion of the Transaction, control of the Adviser will transfer from Mr. Wallace Weitz to Mr. Drew Weitz. The transaction is expected to occur sometime in 2022.

As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination in the event of its assignment. The Transaction is expected to result in a change in control of the Adviser, and therefore would be an “assignment,” as that term is defined in the 1940 Act, of each Current Advisory Agreement. The change in control of the Adviser is not expected to have a material effect on the management of any Fund.

In anticipation of the Transaction, shareholders of each Fund are being asked to approve a New Advisory Agreement between the Trust, on behalf of each Fund, and the Adviser, to be effective upon the termination of the applicable Current Advisory Agreement. A form of the New Advisory Agreement for each Fund is attached hereto as Appendix C. The New Advisory Agreement for each Fund will have an initial term of two years and will be substantially similar to each Fund’s Current Advisory Agreement, including with respect to the services the Adviser is required to provide to each Fund and the advisory fee rates paid to the Adviser by each Fund.

The 1940 Act provides that, in order for a New Advisory Agreement relating to a Fund to become effective, it must be approved by the Board, including a majority of the Independent Trustees, and by the Fund’s shareholders. In anticipation of the Transaction, the Board met on May 26, 2022, for, among other things, the purpose of considering whether it would be in the best interest of each Fund to approve a New Advisory Agreement with respect to such Fund. At the May 26, 2022 Board meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved a New Advisory Agreement with respect to each Fund and recommended its approval by the shareholders of such Fund.

The Adviser is not aware of any financial condition that is reasonably likely to impair the financial ability of the Adviser to fulfill its commitment to each Fund under the New Advisory Agreement.

Comparison of Current Advisory Agreements and New Advisory Agreements

The terms of the New Advisory Agreement for each Fund are substantially similar to those of the Current Advisory Agreement for such Fund, except for the date of effectiveness. There is no change in the advisory fee rate payable by any Fund. In addition, no contractual expense limitation or reimbursement currently in effect for a Fund will be affected by the replacement of the Current Advisory Agreement with the New Advisory Agreement. If approved by shareholders and assuming the Transaction is completed, each New Advisory Agreement is expected to be effective as of the effective date of the Transaction and will have an initial term of two years from the date of its effectiveness. Each New Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of each Fund, at least annually in the manner required by the 1940 Act and the rules thereunder. Below is a summary of the principal terms of each Fund’s Current Advisory Agreement, which are substantially similar to those of the New Advisory Agreement for each Fund. The form of the New Advisory Agreement for the Funds is attached hereto as Appendix C.

Services. The Current Advisory Agreements provide that the Adviser shall manage the investment and reinvestment of each Fund’s assets in accordance with each Fund’s investment objectives and policies and to administer each Fund’s affairs.

Compensation. In return for the services provided under the Current Advisory Agreement, each Fund pays the Adviser an advisory fee based on average daily net assets, which is payable monthly. The advisory fee rates for each Fund under the Current Advisory Agreement and the fees paid by each Fund to the Adviser during each Fund’s most recent fiscal year are set forth in Appendix D to this Proxy Statement.

Limitation on Liability. Under the Current Advisory Agreement for each Fund, the Adviser shall not be liable to the Trust for any act or omission by the Adviser or for any losses sustained by the Trust or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Continuance. The Current Advisory Agreement for each Fund originally was in effect for an initial term not to exceed two years and is eligible to be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act. As described above, if the shareholders of each Fund approve the New Advisory Agreement and the Transaction is complete, the New Advisory Agreement with respect to each Fund will be effective as of the effective date of the Transaction and will have an initial term not to exceed two years. Thereafter, the New Advisory Agreement for each Fund may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Current Advisory Agreement for each Fund may be terminated at any time, without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Trust, in either case upon not less than sixty (60) days’ written notice to the Adviser, and it may be terminated by Adviser upon sixty (60) days’ written notice to the Trust.

Board Considerations

As described above, the Transaction is expected to result in a change in control of the Adviser, and therefore will be deemed an “assignment” of each Fund’s Current Advisory Agreement. At the May 26, 2022 Board meeting, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreements and recommended that the shareholders of the Trust approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Transaction, including with respect to the degree to which the Transaction would affect the provision of investment advisory services to the Trust. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Transaction, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. In approving the New Advisory Agreements, the Board relied heavily on its conclusions with respect to its approvals of the Current Advisory Agreements, which took place on May 26, 2022 during the Trust’s annual 15(c) Board meeting, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Fund. Appendix E contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the adoption of the New Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Transaction, including the potential effect, if any, of the implementation of the Transaction on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in November 2021 of the Adviser’s plans for the Transaction, the Board and the Board’s Corporate Governance Committee discussed the Transaction and its possible effects on the Trust with personnel of the Adviser during the course of the Board’s and the Board’s Corporate Governance Committee’s regularly scheduled, in-person, quarterly meetings.

During the meeting of the Board held on May 26, 2022, the Board and the Independent Trustees engaged in an extensive review and analysis of the Transaction and how the Transaction related to the Adviser and the Trust and how it could affect the services provided to the Trust. The Board considered that the Transaction is being implemented as a result of the Adviser’s succession planning, as control of the Adviser will transfer from Mr. Wallace Weitz to Mr. Drew Weitz and that all key personnel of the Funds and the Adviser would remain in place after the Transaction. The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Funds, including investment advisory, administrative, legal, compliance and support services, and that it would be in the Funds’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of the Adviser related to capitalization and operational matters.

Based on the foregoing and other relevant considerations, at the May 26, 2022 Board meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Funds. In connection with its review and analysis of the Transaction, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the New Advisory Agreements.

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with the anticipated change in control, the Adviser intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of an investment adviser so long as two conditions are met.

First, for a period of three years after the closing of the Transaction, at least 75% of the Board must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser. The Funds intend to comply with this 75% requirement with respect to the Board for the three-year period from the date the Transaction closed.

The second condition of Section 15(f) is that, for a period of two years following the closing of the Transaction, there must not be imposed on the Funds any “unfair burden” as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” or an “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

The Adviser has agreed that it will not take or recommend any act that would constitute an “unfair burden,” as defined above, on a Fund for a period of two years from the date the Transaction closes.

Vote Required

The shareholders of each Fund vote separately on Proposal 1. All shares of a Fund vote together on Proposal 1. The vote required to approve the New Advisory Agreement with respect to a Fund is the lesser of (i) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of such Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for a Fund, the Trustees will consider what other actions to take in the best interests of the Fund.

Board Recommendation

The Board believes that the New Advisory Agreement with respect to each Fund is in the best interests of shareholders of such Fund. Accordingly, the Board unanimously recommends that shareholders of each Fund vote FOR the New Advisory Agreement with respect to such Fund as set forth in Proposal 1.

PROPOSAL 2 – ELECTION OF TRUSTEES

ALL FUNDS VOTING TOGETHER

Introduction and Background

The purpose of this Proposal is to elect the following eight (8) individuals (each, a “Nominee” and collectively, the “Nominees”) as Trustees of the Trust: Lorraine Chang, Steven M. Hill, Alison L. Maloy, Elizabeth L. Sylvester, Dana E. Washington, Justin B. Wender, Andrew S. Weitz and Wallace R. Weitz. The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If elected, each Nominee will serve until his or her successor has been elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified. If, prior to the Special Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as Nominee(s). All of the Nominees have consented to being named in this Proxy Statement and to serve if elected, and the Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

Information about each of the Nominees, including his or her business address, age and principal occupations during the past five years, and other information, such as the Nominee’s experience, qualifications, attributes or skills, is set forth below. Mmmes. Chang and Washington and Messrs. Wender and Wallace Weitz currently serve as Trustees of the Board. Ms. Chang and Mr. Wallace Weitz have served in that capacity since 2003; Mr. Wender has served in that capacity since 2009; and Ms. Washington has served in that capacity since January 3, 2022.

Messrs. Hill and Drew Weitz and Mmes. Maloy and Sylvester are non-incumbent Nominees (“Non-Incumbent Nominees”) and were nominated by the Board upon the recommendation of the Board’s Corporate Governance Committee, which is composed solely of Trustees who are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) (the “Independent Trustees”). If elected, it is anticipated that Messrs. Hill and Drew Weitz and Mmes. Maloy and Sylvester will commence their term as a Trustee effective immediately after the conclusion of the Special Meeting. In addition, if elected, each Non-Incumbent Nominee, except Mr. Drew Weitz, is expected to qualify as a Board member who is not an “interested person,” as that term is used in the 1940 Act, of the Trust. Mr. Drew Weitz is an “interested person” of the Trust (as that term is used in the 1940 Act) because of his position with the Adviser.

Currently, the Board consists of six (6) individuals: Lorraine Chang, John W. Hancock, Delmer L. Toebben, Dana E. Washington, Justin B. Wender and Wallace R. Weitz. Ms. Chang and Messrs. Hancock and Toebben and Wallace Weitz were elected as Trustees by shareholders of the Trust in 2003. Mr. Wender and Ms. Washington were appointed to the Board in 2009 and 2022, respectively. Due to recent and impending retirements of Trustees on the Board, the Board determined that it was in the best interest of shareholders of the Trust to nominate the Nominees for election by shareholders of the Trust.

Prior to taking action to nominate each of the Non-Incumbent Nominees, the Corporate Governance Committee of the Board reviewed the qualifications, experience and background of each of the Non-Incumbent Nominees. Some of the factors considered by the Corporate Governance Committee included the following, among others: (1) the Non-Incumbent Nominee’s knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the Non-Incumbent Nominee as a director or senior officer of other companies; (3) the Non-Incumbent Nominee’s educational background, reputation for high ethical standards and professional integrity; (4) any specific financial, technical or other expertise possessed by the Non-Incumbent Nominee and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (5) the Non-Incumbent Nominee’s perceived ability to contribute to the ongoing functions of the Board, including the Nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; and (6) if applicable, the Non-Incumbent Nominee’s ability to qualify as an Independent Trustee. Based upon this review, the Corporate Governance Committee determined that nominating the Non-Incumbent Nominees would be in the best interests of the shareholders of the Trust and that the Non-Incumbent Nominees are well suited for service on the Board due to their industry knowledge and substantial experience in serving as directors or trustees, officers or advisers of other companies and business organizations.

Section 16 of the 1940 Act provides that vacancies on the Board may be filled only by a meeting of shareholders duly called for that purpose, unless at least two-thirds of the Trustees holding office immediately after the appointment of a Trustee to fill such vacancy have been elected by shareholders of the Trust. At this time, four (4) of the six (6) current Trustees have been elected by shareholders (or 66 2/3%). Accordingly, the appointment of a new Trustee by the Board to fill future vacancies would not be permissible because, after such an appointment, less than two-thirds of the Trustees would have been elected by shareholders. The current Trustees are being submitted to shareholders for election in order to provide the Board with the maximum flexibility to fill vacancies in the future, if necessary, without incurring the expense of calling a special meeting of shareholders.

Information About the Current Trustees and Nominees

Independent Trustees and Nominees

Lorraine Chang (Age: 71)

Position(s) Held with Trust: Trustee; Chair,

Board of Trustees; Nominee

Length of Service (Beginning Date): 1997
Principal Occupation(s) During Past 5 Years:

Retired (2020 to present), Independent

Management Consultant (2009 to 2020)

Number of Portfolios Overseen in Fund

Complex: 9

Other Directorships During Past 5 Years: none

John W. Hancock (Age: 74)

Position(s) Held with Trust: Trustee

Length of Service (Beginning Date): 1986

Principal Occupation(s) During Past 5 Years:

CPA, Hancock & Dana P.C., an accounting

firm

Number of Portfolios Overseen in Fund

Complex: 9

Other Directorships During Past 5 Years: none

Steven M. Hill (Age: 57)

Position(s) Held with Trust: Advisory Board

Member; Nominee

Length of Service (Beginning Date): N/A
Principal Occupation(s) During Past 5 Years:

Director, Catholic Cemeteries of the

Archdiocese of Omaha, (2021 to

present); Finance Director, St.

Patrick Catholic Church, (2019 to 2021); Principal Accounting and Financial Officer,

Investment Pools, and Head of Global ETF

Administration, Invesco Capital

Management LLC (2011 to 2018)

Number of Portfolios Overseen in Fund

Complex: 9

Other Directorships During Past 5 Years: none

Alison L. Maloy (Age: 43)

Position(s) Held with Trust: Advisory Board

Member; Nominee

Length of Service (Beginning Date): N/A

Principal Occupation(s) During Past 5 Years:

Accounting Instructor, Creighton University

(2018 to present); Director of Client

Accounting Services, Bland &

Associates, a public accounting firm (2016 to

2018)

Number of Portfolios Overseen in Fund

Complex: 9

Other Directorships During Past 5 Years: none

Elizabeth L. Sylvester (Age: 38)

Position(s) Held with Trust: Advisory Board

Member; Nominee

Length of Service (Beginning Date): N/A
Principal Occupation(s) During Past 5 Years:

Director, Castlelake, a private equity firm

(2019 to present); Vice President, Envoi LLC, a

private wealth management firm (2017 to

2019)

Number of Portfolios Overseen in Fund

Complex: 9

Other Directorships During Past 5 Years: none

Delmer L. Toebben (Age: 92)

Position(s) Held with Trust: Trustee

Length of Service (Beginning Date): 1996

Principal Occupation(s) During Past 5 Years:

Retired

Number of Portfolios Overseen in Fund

Complex: 9

Other Directorships During Past 5 Years: none

Dana E. Washington (Age: 50)

Position(s) Held with Trust: Trustee; Nominee

Length of Service (Beginning Date): January

2022

Principal Occupation(s) During Past 5 Years:

Executive Vice President and General

Counsel, Father Flanagan’s Boys’ Home, a

youth care and health care services

organization (2016 to present)

Number of Portfolios Overseen in Fund

Complex: 9

Other Directorships During Past 5 Years: none

Justin B. Wender (Age: 53)

Position(s) Held with Trust: Trustee; Nominee

Length of Service (Beginning Date): 2009

Principal Occupation(s) During Past 5 Years:

Managing Partner, Stella Point Capital, LP, a

private equity firm

Number of Portfolios Overseen in Fund Complex: 9

Other Directorships During Past 5 Years:

International Money Express, Inc., an

international money transfer company

Interested Trustees and Nominees

Andrew (Drew) S. Weitz (Age: 42)[1,2]

Position(s) Held with Trust: Vice President; Nominee

Length of Service (Beginning Date): N/A

Principal Occupation(s) During Past 5 Years:

Vice President, Weitz Funds (2018 to

present); Vice President and Portfolio

Manager, Director of Equity Research (2017

to 2020), the Adviser

Number of Portfolios Overseen in Fund

Complex: 9

Other Directorships During Past 5 Years: none

Wallace R. Weitz (Age: 73)[2,3]

Position(s) Held with Trust: President; Portfolio

Manager; Trustee; Nominee

Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years:

President, Weitz Funds; Co-Chief Investment

Officer (2017 to Present); Chief Investment

Officer (2015 to 2017); Portfolio Manager,

the Adviser

Number of Portfolios Overseen in Fund

Complex: 9

Other Directorships During Past 5 Years:

Berkshire Hathaway Inc., a holding company

owning subsidiaries engaged in numerous

diverse business activities; Cable One, Inc.,

a cable television, internet and telephone

services company

Board Leadership Structure

Lorraine Chang, who is an Independent Trustee, serves as the Chair of the Board and, in this role, oversees the functioning of the Board’s activities and acts as a liaison between the Board and management. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. The Board has designated a number of standing committees, as further discussed below, each of which has a Chair. The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.

The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight. In making its determination regarding the appropriateness of its leadership structure, the Board considered the size of the Board, the number of Funds in the Trust and the level of assets in the Funds, the investment strategies utilized by the Adviser with respect to each

1 Mr. Drew Weitz is the son of Mr. Wallace Weitz who serves as a Trustee and President of the Trust and who also serves as Chairman of the Adviser.

2 Each of Mr. Drew Weitz and Mr. Wallace Weitz is a Director and Officer of the Adviser, and as such is considered an “interested person” of the Trust, as that term is defined in the 1940 Act (an “Interested Trustee”).

3 Mr. Wallace Weitz is the father of Mr. Drew Weitz, a Non-Incumbent Nominee, who serves as a Vice President of the Trust and who also serves as a Director and Vice President of the Adviser.

of the Funds, the background, skills and experience of each of the Board members and the mutual fund governance standards applicable to registered investment companies such as the Trust.

Trustee and Nominee Experience, Qualifications and/or Skills

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. The Board believes that the significance of each Trustee’s and Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee or Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee or Nominee, or particular factor, being indicative of a Board’s effectiveness. The Board has determined that each Trustee and Nominee is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each person. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s and Nominee’s ability to perform his/her duties effectively is evidenced by his/her experience in one or more of the following fields: management in the investment management industry; management or board experience with companies in other fields, non-profit entities or other organizations; educational background and professional training; or experience as a Trustee of the Trust, as applicable.

Each Trustee and Nominee possesses extensive additional experience, skills and attributes relevant to his/her qualifications to serve as a Trustee. The cumulative background of each current Trustee and each Nominee led to the conclusion that each Trustee and Nominee should serve as a Trustee for the Trust. In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Lorraine Chang – As a retired management consultant, Ms. Chang has experience with business, financial and regulatory matters. She also has had long-standing service as a Trustee of the Board and currently serves as Chair of the Board.

John W. Hancock – As a certified public accountant with extensive experience in the accounting industry, Mr. Hancock has experience and background in the auditing of operating companies and in business, financial and regulatory matters. Mr. Hancock has also been designated as the Board’s financial expert on its Audit Committee, of which he is the Chair. Mr. Hancock is not seeking re-election to the Board.

Steven M. Hill – As a retired executive for various investment management companies and investment advisory firms, Mr. Hill has extensive experience with the investment management industry, including experience and background in the auditing of investment management companies, and experience with business, financial and regulatory matters.

Alison L. Maloy – As a certified public accountant with extensive experience in the accounting industry, Ms. Maloy has experience and background in the auditing of operating companies and in business, financial and regulatory matters.

Elizabeth L. Sylvester – As a current executive in the private equity field and previously an executive with financial services and wealth management firms, Ms. Sylvester has extensive experience with business, financial and regulatory matters.

Delmer L. Toebben – A retired business executive, Mr. Toebben has experience with business, financial and regulatory matters. He also has had long-standing service as a Trustee of the Board. Mr. Toebben is not seeking re-election to the Board.

Dana E. Washington – As the current Executive Vice President and General Counsel for a youth care and health care services organization and previously as an Assistant General Counsel of a large insurance company, Ms. Washington has extensive experience with business and regulatory matters.

Andrew S. Weitz – As a portfolio manager and research analyst with the Adviser, Mr. Drew Weitz has extensive experience in the management and operation of investment companies. He also has had long-standing service as an officer of the Trust.

Justin B. Wender – As an executive in the private equity field, Mr. Wender has experience with business, financial and regulatory matters. He also has had long-standing service as a Trustee of the Board. Mr. Wender also has experience serving as a board member on various public and privately-held firms.

Wallace R. Weitz – Through his positions as founder, director, Co-Chief Investment Officer and portfolio manager with the Adviser, Mr. Weitz has extensive experience and background in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. He also has had long-standing service as a Trustee of the Board.

Board Oversight of Risk Management

The Funds are subject to various risks including, among others, investment, financial, compliance, valuation and operational risks. Day-to-day risk management functions are included within the responsibilities of the Adviser and other service providers who carry out the Funds’ investment management and business affairs. The Adviser and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

The Board has not established a standing risk oversight committee. Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Adviser, the Funds’ Chief Compliance Officer (“CCO”) and from legal counsel. The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust. In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly and annual reports to the Board in accordance with the Funds’ compliance policies and procedures and applicable regulatory requirements. The CCO also regularly provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.

Other Board Information

The Trust’s Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, the Trust will hold a shareholders’ meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders.

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the most recent fiscal year ended March 31, 2022, the Board met four times. The incumbent Trustees attended 100% of the meetings of the Board held during the last fiscal year.

Since the Trust does not hold annual shareholder business meetings, the Board does not have a policy with regard to Trustee attendance at such meetings.

Executive Officers

Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each Fund of the Trust. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth in Appendix A.

Share Ownership By Trustees, Nominees and Executive Officers

As of the Record Date, the Trustees, Nominees and executive officers of the Trust beneficially owned, individually and collectively as a group: [TO BE PROVIDED]

The following table sets forth the aggregate dollar range of equity securities owned by each Trustee and Nominee of each Fund solicited by this Proxy Statement and of all Funds in the Trust as of December 31, 2021. The information as to beneficial ownership is based on statements furnished by each Trustee and Nominee.

Independent Trustees and Nominees

Name of Trustee/Nominee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Lorraine Chang	Balanced Fund: Over $100,000 Partners Value Fund: Over $100,000	Over $100,000
John W. Hancock	Balanced Fund: Over $100,000 Hickory Fund: Over $100,000 Partners III Fund: Over $100,000 Partners Value Fund: Over $100,000 Ultra Short Gov.: $50,001-$100,000 Value Fund: Over $100,000	Over $100,000

Steven M. Hill	Balanced Fund: $10,001 - $50,000 Core Plus $10,001 - $50,000 Hickory Fund: $10,001 - $50,000 Partners III Fund: $10,001 - $50,000 Value Fund: $10,001 - $50,000	Over $100,000
Alison M. Maloy	Partners III Fund: $1 - $10,000	$1-$10,000
Elizabeth L. Sylvester	Partners III Fund: $1 - $10,000 Value Fund: $1 - $10,000	$10,001-$50,000
Delmer L. Toebben	Balanced Fund: Over $100,000	Over $100,000
Dana E. Washington	Balanced Fund: $1 - $10,000	$1 - $10,000
Justin B. Wender	Partners III Fund: Over $100,000 Ultra Short Gov.: Over $100,000	Over $100,000

Interested Trustee and Nominees

Name of Trustee/Nominee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Andrew S. Weitz

Balanced Fund: $50,001 - $100,000

Core Plus Fund: Over $100,000

Hickory Fund: Over $100,000

Partners III Fund: Over $100,000

Partners Value Fund: Over $100,000

Short Duration Fund: $1 - $10,000

Ultra Short Gov.: Over $100,000

Value Fund: Over $100,000

Over $100,000
Wallace R. Weitz

Balanced Fund: Over $100,000

Core Plus Fund: Over $100,000

Hickory Fund: Over $100,000

Nebraska Fund: Over $100,000

Partners III Fund: Over $100,000

Partners Value Fund: Over $100,000

Short Duration Fund: Over $100,000

Ultra Short Gov.: Over $100,000

Value Fund: Over $100,000

Over $100,000

Trustee Compensation

Each Independent Trustee is paid as compensation an annual retainer of $75,000 paid quarterly for his/her services as a Trustee of the Trust. The Chairman of the Board is paid an additional annual retainer of $17,000 paid quarterly. Each Independent Trustee is reimbursed for his/her out-of- pocket expenses relating to his/her attendance at Board and Committee meetings.

The table below includes certain information with respect to compensation of the Trustees of the Trust then in office during the fiscal year ended March 31, 2022. Compensation of the Officers of the Trust is paid by the Adviser.

Name of Trustee	Aggregate Compensation From Weitz Funds	Total Compensation From Fund Complex
Lorraine Chang*	$92,000	$92,000
John W. Hancock	75,000	75,000
Thomas R. Pansing**	18,750	18,750
Roland J. Santoni***	56,250	56,250
Delmer L. Toebben	75,000	75,000
Dana E. Washington****	18,750	18,750
Wallace R. Weitz*****	N/A	N/A
Justin B. Wender	75,000	75,000

* Ms. Chang receives additional annual compensation in connection with her service as Chair of the Board.

** Mr. Pansing retired as a Trustee effective June 28, 2021.

*** Mr. Santoni retired as a Trustee effective November 9, 2021.

**** Ms. Washington joined the Board effective January 3, 2022.

*****As an interested Trustee who is also an Officer of the investment adviser to the Funds, Mr. Weitz receives no compensation for his services as a Trustee.

Board Committees

The Board has established an Audit Committee, a Corporate Governance Committee and a Valuation Committee, all of which are composed solely of all of the Independent Trustees of the Trust. The Audit Committee reviews the audit plan and results of audits, pre-approves certain fees and generally monitors the performance of the Funds’ independent certified public accountants. During the fiscal year ended March 31, 2022, the Audit Committee met two times.

The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for independent trustee membership on the Board of Trustees and evaluating candidates’ qualifications for Board membership and their independence from the Adviser. The members of the Committee include all of the Independent Trustees. The Committee will consider nominees recommended by shareholders of the Funds. Any such recommendations must be submitted in writing to Weitz Funds, 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124, Attention: John Detisch, Secretary. During the fiscal year ended March 31, 2022, the Corporate Governance Committee met three times. A copy of the Corporate Governance Committee Charter can be found on the Funds’ website at http://www.weitzinvestments.com.

The Valuation Committee oversees the Funds’ procedures on valuation of portfolio securities. During the fiscal year ended March 31, 2022, the Valuation Committee met four times.

Vote Required

Election of the Nominees as Trustees must be approved by a plurality of the votes cast in person or by proxy at the Special Meeting of the Trust if a quorum exists. One-third (1⁄3) of the shares of the Trust, outstanding on the Record Date, present in person or represented by proxy constitutes a quorum for the transaction of business for the Trust with respect to the proposal. The votes cast in person or by proxy with respect to each Fund of the Trust will be counted together with respect to the election of the Nominees for the Trust.

Board Recommendation

The Board believes that the election of the Nominees is in the best interests of the Trust. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each of the Nominees.

PROPOSAL 3—PARTNERS III OPPORTUNITY FUND

CHANGE IN sub-classification

PARTNERS III OPPORTUNITY FUND SHAREHOLDERS VOTING SEPARATELY

Introduction and Background

The Partners III Opportunity Fund (“Partners III Fund”) is currently sub-classified as “diversified” for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, at least 75% of the Fund’s total assets must be represented by the following: (i) cash and cash items (including receivables); (ii) U.S. government securities; (iii) securities of other investment companies (e.g., mutual funds); and (iv) securities of other issuers measured as of the purchase date of the security, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the Fund or 10% of the voting stock of the issuer. A non-diversified fund is a fund that does not meet the 1940 Act diversification requirements, as described above.

The Adviser is proposing to reclassify the Fund from “diversified” to “non-diversified,” as defined under the 1940 Act. Changing the Fund’s status to non-diversified will give the Fund’s investment team increased flexibility to invest a greater percentage of the Fund’s assets in fewer issuers.

Because a non-diversified fund can invest a greater portion of its assets in a fewer number of issuers than a diversified fund, the investment return of a fund that operates as non-diversified typically is dependent upon the performance of a smaller number of issuers than a diversified fund. A non-diversified fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund and may be more susceptible to greater losses because of such developments.

Although the Fund would no longer be subject to the 1940 Act diversification requirements if shareholders approve Proposal 3, the Fund will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). The IRC contains diversification requirements for mutual funds. These diversification requirements are frequently referred to as the “tax diversification requirements.” At the end of each fiscal quarter, the Fund must satisfy two diversification tests under the IRC. First, at least 50% of the value of the fund’s total assets must consist of cash, cash items, government securities, securities of other regulated investment companies (e.g., mutual funds), and investments in other securities that, with respect to any one issuer, represent neither (i) more than 5% of the assets of the fund, nor (ii) more than 10% of the voting securities of the issuer. Second, no more than 25% of the value of the fund’s assets may be invested in (i) the securities of any one issuer (other than government securities or the securities of other regulated investment companies), (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers that the fund controls and are engaged in similar trades or businesses, or (iii) the securities of one or more qualified publicly traded partnerships.

The Board considered the Adviser’s recommendation to change the status of the Fund to non-diversified under the 1940 Act. The Board considered all relevant factors, including the potential impact of Proposal 3 on the Fund and its risk profiles. Following consideration of these matters, the Board unanimously approved the proposed change to reclassify the Fund as non-diversified. It is anticipated that, if this Proposal 3 is approved by shareholders, the Fund’s sub-classification will change shortly after the Special Meeting.

Vote Required

Shareholders of the Fund will vote separately on Proposal 3. For Proposal 3 to pass for the Fund, it must be approved by the lesser of: (i) 67% or more of the Fund’s voting securities present at the meeting, if the holders of more than 50% of the Fund’s outstanding voting shares are in attendance at the meeting or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities. If shareholders do not approve reclassifying the Fund as non-diversified, then the Fund will continue to operate as a diversified fund, as defined under the 1940 Act.

Board Recommendation

The Board believes that the change in the sub-classification of the Fund from a diversified fund to a non-diversified fund is in the best interests of shareholders of the Trust. Accordingly, the Board unanimously recommends that shareholders vote FOR the change in the sub-classification of the Fund.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the service providers of the Trust.

Investment Adviser and Administrator

Weitz Investment Management, Inc. is the investment adviser for the Funds. The Adviser is located at One Pacific Place, 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124. The Adviser provides investment advice to each Fund and is responsible for the overall management of the Funds’ business affairs, subject to the supervision of the Board. The Adviser is a Nebraska corporation and also serves as investment adviser to certain other entities. Mr. Wallace Weitz is chairman of the board of the Adviser and the Adviser’s Co-Chief Investment Officer, James J. Boyne is the President of the Adviser and Mr. Drew Weitz is a director and Vice President of the Adviser. The address for each of these officers is the same as that of the Adviser.

The Adviser does not serve as an investment adviser to any other fund having similar investment objectives as the Funds.

The Adviser also serves as the Trust’s administrator. In that role, the Adviser oversees and coordinates the activities of other service providers, and provides business administrative services to each Fund pursuant to a Business Administration Agreement under which the Funds pay the Adviser a monthly fee of 0.03% the average daily net assets of each Fund. These services will continue if the New Advisory Agreements are approved. The Business Administration Agreement took effect on July 31, 2021 and replaced Administration Agreements that were in place prior to July 31, 2021 between the Funds and the Adviser. The total administrative fees paid for the last fiscal year were as follows:

Fund	Fiscal Year Ended March 31, 2022*
Balanced – Institutional Class	$85,904
Balanced – Investor Class	45,753
Core Plus – Institutional Class	102,661
Core Plus – Investor Class	42,848
Hickory	155,946
Nebraska(a)	34,286
Partners III – Institutional Class	235,190
Partners III – Investor Class	19,274
Partners Value – Institutional Class	136,790
Partners Value – Investor Class	120,493
Short Duration – Institutional Class	270,191
Short Duration – Investor Class	30,780
Ultra Short Government(b)	47,803
Value – Institutional Class	150,220
Value – Investor Class	277,469

* Fees paid reflect the fee arrangement under the Business Administration Agreement effective as of July 31, 2021, and of the Administration Agreements effective from April 1, 2021 through July 30, 2021

(a) After the Adviser waived fees, the Nebraska Fund paid administrative fees of $0 for the fiscal year ended March 31, 2022.

(b) After the Adviser waived fees, the Ultra Short Government Fund paid administrative fees of $0 for the fiscal year ended March 31, 2022.

Distributor

The Funds are distributed by Weitz Securities, Inc., a Nebraska corporation (the “Distributor”), which is affiliated with the Adviser. The Distributor provides distribution services without compensation from the Funds.

Sub-Administrator

Citi Fund Services Ohio, Inc., located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator of the Funds, and in that role, provides customary services related to fund accounting and certain other services.

Custodian

Citibank, N.A., with its principal offices at 388 Greenwich Street, New York, New York 10013, serves as the Trust’s custodian, and in that role, provides customary custodial services to the Funds, including maintaining custody of all securities and cash of each of the Funds, delivering and receiving payment for securities sold, receiving and paying for securities purchased, collecting income from investments, and performing other duties as directed by officers of the Trust.

Transfer Agent

FIS Investor Services, LLC., with its principal offices at 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the Trust’s transfer agent, and in that role, provides customary transfer agency services for the Funds.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 700 Nicollet Mall, Suite 500, Minneapolis, Minnesota 55402, has been selected as the independent registered public accounting firm of the Trust for the current fiscal year. E&Y, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent with respect to the Trust. Representatives of E&Y will not be present at, or available by telephone during the Special Meeting, and will not have the opportunity to make a statement.

Certain information concerning the fees and services provided by E&Y to the Trust and to the Adviser and its affiliates for the two most recently completed fiscal years of the Trust is provided below. For purposes of the following information, the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust, are referred to as “Service Affiliates.” The Audit Committee is responsible for the appointment, compensation, retention and oversight of E&Y. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by E&Y for the Funds in accordance with the Audit Committee Charter, the Audit Committee Pre-Approval Policies and Procedures and the 1940 Act and

makes a determination with respect to E&Y’s independence each year. For the Reporting Periods (as defined below), none of the services provided to the Trust or Service Affiliates described under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

(1)	Audit Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for the Trust (the “Reporting Periods”) for professional services rendered by E&Y for the audit of the Trust’s annual financial statements, or services that are normally provided by E&Y in connection with the statutory and regulatory filings or engagements, were as follows:
Fiscal Year Ended	Audit Fees
3/31/2022	$265,870
3/31/2021	$255,640
(2)	Audit-Related Fees. The aggregate fees billed to the Trust during the Reporting Periods for assurance and related services by E&Y that were reasonably related to the performance of the annual audit or review of the Trust’s financial statements (and not reported above), were as follows:
Fiscal Year Ended	Audit-Related Fees
3/31/2022	$7,700
3/31/2021	$31,340
(3)	Tax Fees. The aggregate fees billed to the Trust during the Reporting Periods for professional services rendered by E&Y for tax compliance, tax advice and tax planning (“Tax Services”), were as follows:
Fiscal Year Ended	Tax Fees
3/31/2022	$46,592
3/31/2021	$44,800

These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed during the Reporting Periods for Tax Services by E&Y to Service Affiliates.

(4)	All Other Fees. Fees for all other services totaled $0 and $13,210 for the fiscal years ended March 31, 2022 and 2021, respectively.
(5)	Aggregate Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to the Trust and to the Service Affiliates for the Reporting Periods were $121,162 and $154,765 for the fiscal years ended March 31, 2022 and 2021, respectively. The Audit Committee has considered whether non-audit services provided by E&Y to the Trust and to the Service Affiliates are compatible with maintaining the independence of E&Y in its audit of the Trust and has determined that they are so compatible.

OTHER INFORMATION

Other Business

The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office by a reasonable time before the commencement of the solicitation of proxies for such meeting. This will ensure that such proposal is considered for inclusion in the proxy statement relating to the meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 1125 South 103rd Street, Suite 200 Omaha, Nebraska 68124-1071, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

Voting Information

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting or any adjournment(s) or postponement(s) thereof. This Proxy Statement, along with a Notice of the Special Meeting and Form of Proxy Card, is first being mailed to shareholders of the Trust on or about September 6, 2022. Only shareholders of record as of the close of business on the Record Date, August 24, 2022, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. If the enclosed form of Proxy Card is properly executed and returned (or your vote is cast through the web site or over the telephone as indicated on the Proxy Card) in time to be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Also, you may vote in person at the Special Meeting. A proxy may be revoked at any time before or at the Special Meeting or any adjournment(s) or postponement(s) thereof by written notice to the Secretary of the Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting or any adjournment(s) or postponement(s) thereof. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR each of the Proposals.

If you have questions, please call Okapi Partners LLC, the Funds’ proxy solicitor, toll-free at 844-343-2625 between 9:00 a.m. and 10:00 p.m. Monday through Friday (Eastern Time).

Quorum and Voting Requirement

Proposal 1

The shareholders of each Fund vote separately on Proposal 1. The vote required to approve the New Advisory Agreement with respect to a Fund is the lesser of (i) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of such Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for a Fund, the Trustees will consider what other actions to take in the best interests of the Fund.

Proposal 2

All shareholders of the Funds will vote together in the aggregate and not separately by Fund or by class on Proposal 2. One-third (1/3) of the shares of the Trust, outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposal to elect the Nominees as Trustees of the Trust. A Nominee for election as Trustee at the Special Meeting must be approved by a plurality of the votes cast in person or by proxy if a quorum exists. Shareholders of the Trust are being asked to vote on the proposal, and if the Nominees are not elected, the Trustees will consider what other actions to take in the best interest of the Funds.

Proposal 3

Shareholders of the Partners III Fund will vote separately on Proposal 3. For Proposal 3 to pass for the Fund, it must be approved by the lesser of (i) 67% or more of the Fund’s voting securities present at the meeting, if the holders of more than 50% of the Fund’s outstanding voting shares are in attendance at the meeting or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities. If shareholders do not approve reclassifying the Fund as non-diversified, then the Fund will continue to operate as a diversified fund, as defined under the 1940 Act.

Adjournments

If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies concerning the proposal. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Trust present in person or by proxy at the Special Meeting. The persons named as proxies will vote upon such adjournment after considering the best interests of all shareholders of each of the Funds.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting or any adjournment(s) or postponement(s) thereof, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. As a result, as long as a quorum is present, abstentions and broker “non-votes” will have no effect on Proposal 1. For Proposals 2 and 3, since abstentions and broker “non-votes” will be counted as present, but not as voting in favor of any Proposal, these shares will have the same effect as if they cast votes against Proposals 2 and 3.

Expenses

The costs of the Special Meeting, including printing, mailing, solicitation, including the costs of any third-party proxy solicitor, vote tabulation, legal fees and out-of-pocket expenses are estimated to be approximately $248,818 . The Adviser will bear its allocable portion of those expenses allocable with respect to Proposal 1 and each Fund will bear its allocable portion of those expenses with respect to Proposal 2. The Partners III Opportunity Fund will bear the allocable expenses with respect to Proposal 3. Proxies are solicited by mail and via the internet. Additional solicitations may be made by telephone, fax or personal contact by officers or employees of the Adviser and its affiliates or by the proxy soliciting firm, Okapi Partners LLC, that has been retained to assist with the solicitation of proxies.

Share Information

For each class of each Fund’s shares entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof, the number of shares outstanding as of the Record Date is as follows:

NAME OF FUND	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE PER CLASS
Balanced Fund	Institutional Class Investor Class
Core Plus Income Fund	Institutional Class Investor Class
Hickory Fund
Nebraska Tax-Free Income Fund
Partners III Opportunity Fund	Institutional Class Investor Class
Partners Value Fund	Institutional Class Investor Class
Short Duration Income Fund	Institutional Class Investor Class
Ultra Short Government Fund
Value Fund	Institutional Class Investor Class

With respect to Proposal 1, shareholders of each Fund vote separately. With respect to Proposal 2, all shareholders of the Funds of the Trust will vote together in the aggregate and not separately by Fund or by class. With respect to Proposals 3, only shareholders of Partners III Fund will vote.

Affiliated Brokerage

During its most recent fiscal year, no commissions were paid to any affiliated brokers in connection with the purchase or sale of securities for the Funds by the Adviser.

Fund Shares Owned by Certain Beneficial Owners

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Appendix F.

APPENDIX A

Current Executive Officers of the Trust

Wallace R. Weitz (Age: 73)[4]

Position(s) Held with Trust: President; Portfolio

Manager; Trustee; Nominee

Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years:

President, Weitz Funds; Co-Chief Investment

Officer (2017 to Present); Chief Investment

Officer (2015 to 2017); Portfolio Manager,

the Adviser

Shar M. Bennett (Age 48)

Position(s) Held with Trust: Vice President and

Assistant Treasurer

Length of Service (Beginning Date): 2018

Principal Occupation(s) During Past 5 Years:

Vice President and Assistant Treasurer (2018

to present), Weitz Funds; Vice President,

Director of Finance and Operations, and

Assistant Treasurer (2021 to present);

Director of Fund Administration (2018 to

2021) and Director of Accounting (2004 to

2018), the Adviser

James J. Boyne (Age: 56)

Position(s) Held with Trust: Vice President

and Treasurer

Length of Service (Beginning Date): 2018

Principal Occupation(s) During Past 5 Years:

Vice President and Treasurer, Weitz Funds

(2018 to present); President and Treasurer,

the Adviser (2018 to present); Executive

Director, Steamboat Springs Winter Sports

Club (2013 to 2018)

Thomas D. Carney (Age: 58)

Position(s) Held with Trust: Vice President

Length of Service (Beginning Date): 2015

Principal Occupation(s) During Past 5 Years:

Vice President, Weitz Funds; Portfolio

Manager, the Adviser

John R. Detisch (Age: 57)

Position(s) Held with Trust: Vice President,

General Counsel, Secretary and Chief

Compliance Officer

Length of Service (Beginning Date): 2011

Principal Occupation(s) During Past 5 Years:

Vice President, General Counsel and Chief

Compliance Officer, Weitz Funds; Vice

President, General Counsel, Secretary and

Chief Compliance Officer, the Adviser

4 Mr. Wallace Weitz is a Director and Officer of the Adviser, and as such is considered an “interested person” of the Trust, as that term is defined in the 1940 Act (an “Interested Trustee”).

Bradley P. Hinton (Age: 54)

Position(s) Held with Trust: Vice President

Length of Service (Beginning Date): 2006

Principal Occupation(s) During Past 5 Years:

Vice President, Weitz Funds; Co-Chief

Investment Officer (2017 to present),

Director of Research (2004-2017), Vice

President and Portfolio Manager, the Adviser

Andrew S. Weitz (Age: 42)

Position(s) Held with Trust: Vice President

Length of Service (Beginning Date): 2018

Principal Occupation(s) During Past 5 Years:

Vice President, Weitz Funds (2018 to

present); Vice President and Portfolio

Manager, Director of Equity Research

(2017 to 2020), the Adviser

All of the current executive officers of the Trust are also officers and/or employees of the Adviser. These individuals are Shar M. Bennett, James J. Boyne, Thomas D. Carney, John R. Detisch, Bradley P. Hinton, Andrew S. Weitz and Wallace R. Weitz. Their positions with the Adviser are listed above.

APPENDIX B

The Current Advisory Agreements

The table below sets forth the date of each Fund’s Current Advisory Agreement and the date on which it was last approved by shareholders and last approved or continued by the Board, and the purposes of submitting it to shareholders.

Fund	Date of Current Advisory Agreement	Date Agreement was Last Approved by Board	Date Current Advisory Agreement was Submitted to Shareholders	Purpose of Submitting New Advisory Agreement to Shareholders
Balanced Fund	5/26/2022	5/26/2022	10/1/2003	Initial Approval after assignment/change in control of Adviser
Core Plus Income Fund	5/26/2022	5/26/2022	7/31/2014	Initial Approval after assignment/change in control of Adviser
Hickory Fund	5/26/2022	5/26/2022	4/1/2004	Initial Approval after assignment/change in control of Adviser
Nebraska Tax-Free Income Fund	5/26/2022	5/26/2022	12/29/2006	Initial Approval after assignment/change in control of Adviser
Partners III Opportunity Fund	5/26/2022	5/26/2022	12/30/2005	Initial Approval after assignment/change in control of Adviser
Partners Value Fund	5/26/2022	5/26/2022	4/1/2004	Initial Approval after assignment/change in control of Adviser
Short Duration Income Fund	5/26/2022	5/26/2022	4/1/2004	Initial Approval after assignment/change in control of Adviser
Ultra Short Government Fund	5/26/2022	5/26/2022	4/1/2004	Initial Approval after assignment/change in control of Adviser
Value Fund	5/26/2022	5/26/2022	4/1/2004	Initial Approval after assignment/change in control of Adviser

APPENDIX C

Form of New Advisory Agreement

MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT

This MANAGEMENT AND INVESTMENT ADVISORY AGREMEMENT (this “Agreement”) dated as of ____________, 2022 is between THE WEITZ FUNDS, a Delaware statutory trust (hereinafter called the “Trust”) and WEITZ INVESTMENT MANAGEMENT, INC., a Nebraska corporation (hereinafter called the “Adviser”);

WHEREAS, the Trust and the Adviser desire to enter into this Agreement, to set forth management and investment advisory matters for the Partners III Opportunity Fund (the “Fund”).

In consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment of Investment Adviser

The Trust hereby appoints the Adviser to manage the investment and reinvestment of assets of the Fund and to administer its affairs, subject to the supervision of the Board of Trustees of the Trust for the period and on the terms set forth herein. The Adviser hereby accepts such appointment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall not be liable to the Trust for any act or omission by the Adviser or for any losses sustained by the Trust or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith, and therefore, nothing in this Agreement will waive or limit any rights the client may have under such laws.

2. Duties and Expenses of the Adviser and the Trust

(a) The Trust shall, at all times, inform the Adviser as to the securities held by it, the funds available or to become available for investment by it, and otherwise as to the condition of its affairs.

(b)            The Adviser shall furnish to the Trust and specifically for the Fund, at the regular executive offices of the Trust, advice and recommendations with respect to the purchase and sale of securities and investments and the making of commitments; shall place at the disposal of the Trust such statistical, research, analytical and technical services, information and reports as may reasonably be required; shall furnish the Trust with office facilities in the offices of the Adviser, including space, furniture and equipment and supplies; and with administrative, clerical and bookkeeping personnel; and in general shall superintend the affairs of the Trust, subject to the supervision of the Board of Trustees of the Trust. The Adviser shall also pay or reimburse the Trust for the compensation, if any, of the officers of the Trust.

The officers of the Trust or the Adviser shall use their best efforts to obtain the most favorable execution available from brokers or dealers in purchasing and selling securities. In so doing, such officers may consider such factors which they may deem relevant to the Trust’s best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to the foregoing considerations, at the Trust’s expense, such officers may place orders for the purchase or sale of portfolio securities with brokers or dealers who have provided research, statistical or other financial information and services to the Trust or the Adviser. Such officers shall have discretionary authority to utilize broker-dealers who have provided brokerage and research information of the type or nature referred to in Section 28(e) of the Securities Exchange Act of 1934 to the Trust or the Adviser even though it may result in the payment by the Trust of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Trust officers have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker-dealer effecting the transactions, viewed in terms of either that particular transaction or their responsibilities with respect to the accounts for which said officers exercise investment discretion.

(c) Except as otherwise expressly provided herein, the Trust shall pay the following items:

(1) the charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its cash, securities and other property;

(2) the charges and expenses of auditors for the Trust;

(3) the charges and expenses of any transfer agents and registrars appointed by the Trust;

(4) broker’s commissions and issue and transfer taxes chargeable to the Trust or the Fund in connection with securities transactions to which the Trust or the Fund is a party;

(5) all taxes and corporate fees payable by the Trust or the Fund to federal, state or other governmental agencies;

(6) the cost of stock certificates representing shares of the Trust;

(7) compensation of the trustees of the Trust (other than trustees who are officers of the Adviser), and all expenses of Trust shareholders’ and directors’ meetings and of preparing, printing and mailing reports to shareholders of the Trust;

(8) charges and expenses of legal counsel for the Trust in connection with legal matters relating to the Trust, including without limitation, legal services rendered in connection with the Trust’s corporate existence, corporate and financial structure, relations with its stockholders and the issuance of securities; and

(9) all other bookkeeping, administrative and operational costs, charges and expenses of the Trust, without limitation.

3. Fees of the Adviser

For the services and facilities to be furnished by the Adviser hereunder, the Trust shall pay the Adviser an annual fee, paid monthly, equal to the following percentages based on the average daily net assets of the Fund:

Greater than:	Equal to or less than:	Rate:
$[ ]	$[ ]	[ ]%

The compensation for the period from the effective date hereof to the next succeeding last day of the month shall be prorated according to the proportion which such period bears to the full month ending on such date, and provided further that, upon any termination of this Agreement before the end of any month, such compensation for the period from the end of the last month ending prior to such termination to the date of termination, shall be prorated according to the proportion which such period bears to a full month, and shall be payable upon the date of termination. For the purpose of the Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in its Declaration of Trust or By-Laws in connection with the determination of the net asset value of its shares.

4. Independent Contractor

The Adviser shall, for all purposes herein, be an independent contractor and shall have no authority to act for or represent the Trust in its investment commitments unless otherwise provided. No agreement, bid, offer, commitment, contract or other engagement entered into by the Adviser whether on behalf of the Adviser or whether purported to have been entered into on behalf of the Trust shall be binding upon the Trust, and all acts authorized to be done by the Adviser under this Agreement shall be done by it as an independent contractor and not as agent.

5. Non-Exclusive Services of the Adviser

Except to the extent necessary for performance of the Adviser’s obligations hereunder, nothing shall restrict the right of the Adviser or any of its directors, officers, or employees who may be trustees, officers or employees of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business whether of a similar or dissimilar nature or to render services of any kind to any other corporation, firm, individual or association. The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

6. Effective Period and Termination of this Agreement

This Agreement shall become effective on ____________, 2022, and shall continue in effect if approved annually in accordance with the provisions of the Investment Company Act of 1940 (the “1940 Act”) and the regulations promulgated under the 1940 Act.

This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust, or by a vote of a majority of the outstanding voting securities of the Trust, in either case upon not less than sixty (60) days’ written notice to the Adviser, and it may be terminated by the Adviser upon sixty (60) days’ written notice to the Trust.

7. Assignment of Agreement Prohibited

This Agreement will automatically be terminated in the event of its assignment. It may not be transferred, assigned, sold, or in any manner hypothecated or pledged; nor may any new agreement become effective without the affirmative vote of a majority of those trustees of the Trust who are not parties to such Agreement or interested persons of any such party, and ratified by a vote of the majority of the outstanding voting securities of the Fund, provided that this limitation shall not prevent any minor amendments to the Agreement which may be required by federal or state regulatory bodies.

8. Interested Persons

It is understood that trustees, officers, agents and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, officers, agents, stockholders or otherwise; that directors, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as trustees, officers, agents, stockholders or otherwise; and that the Adviser (or any such successor) is or may be interested in the Trust as stockholder or otherwise.

9. Definitions

For the purpose of the Agreement, the terms “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person” and “interested person” shall have the respective meanings specified in the Investment Company Act of 1940 as now or hereafter in effect.

10. Proprietary Interest of the Adviser

The parties hereto acknowledge and agree that the name “Weitz” is proprietary to and the sole and exclusive property of the Adviser. The Adviser hereby licenses the use of the name “Weitz” to the Fund for a term concurrent with the term of this Agreement. From and after a date which is one hundred eighty (180) days after the termination of this Agreement, Fund shall not do business under any name containing the word “Weitz” without the prior written consent of the Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their proper officers and their corporate seals to be hereunto affixed, all as of the day and year first above written.

THE WEITZ FUNDS

By _______________________

President

Attest _____________________

Secretary

WEITZ INVESTMENT MANAGEMENT INC.

By _______________________

President

Attest _____________________

Secretary

APPENDIX D

Investment Advisory Fees and Fee and Expense Waiver Arrangements

1. Investment Advisory Fees

The advisory fee rates for each Fund under the Current Advisory Agreements and the fees paid by each Fund to the Adviser during each Fund’s most recently completed fiscal year ended March 31, 2022 are set forth below:

1. Balanced Fund: Weitz Inc. is entitled to a monthly advisory fee from the Balanced Fund equal on an annual basis to 0.60% of the Fund’s average daily net assets.

2. Core Plus Fund: Weitz Inc.is entitled to a monthly advisory fee from the Core Plus Fund equal on an annual basis to 0.40% of the Fund’s average daily net assets.

3. Hickory Fund: Weitz Inc. is entitled to a monthly advisory fee from the Hickory Fund equal on an annual basis with the following schedule:

Average Daily Net Asset Break Points

Greater Than	Less Than or Equal To	Rate
$0	$5,000,000,000	0.85%
5,000,000,000		0.80%

4. Nebraska Fund: Weitz Inc. is entitled to a monthly advisory fee from the Nebraska Fund equal on an annual basis to 0.40% of the Fund’s average daily net assets.

5. Partners III Fund: Weitz Inc. is entitled to a monthly advisory fee from the Partners III Fund equal on an annual basis with the following schedule:

Average Daily Net Asset Break Points

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%

6. Partners Value Fund: Weitz Inc. is entitled to a monthly advisory fee from the Partners Value Fund equal on an annual basis with the following schedule:

Average Daily Net Asset Break Points

Greater Than	Less Than or Equal To	Rate
$0	$5,000,000,000	0.75%
5,000,000,000		0.70%

7. Short Duration Fund: Weitz Inc. is entitled to on a monthly advisory fee from the Short Duration Fund equal on an annual basis to 0.40% of the Fund’s average daily net assets.

8. Ultra Short Fund: Weitz Inc. is entitled to on a monthly advisory fee from the Ultra Short Fund equal on an annual basis to 0.30% of the Fund’s average daily net assets.

9. Value Fund: Weitz Inc. is entitled to a monthly advisory fee equal from the Value Fund equal on an annual basis with the following schedule:

Average Daily Net Asset Break Points

Greater Than	Less Than or Equal To	Rate
$0	$5,000,000,000	0.75%
5,000,000,000		0.70%

The total investment advisory fees paid for the last fiscal year were as follows:

Fund	Fiscal Year Ended March 31, 2022
Balanced(a)	$1,302,354

Core Plus(b)	1,118,374
Hickory(c)	1,839,444
Nebraska(d)	137,922
Partners III	6,221,062
Partners Value(e)	4,007,572
Short Duration(f)	2,931,843
Ultra Short Government(g)	200,342
Value(h)	7,521,064

(a) After the investment adviser waived fees, the Balanced Fund paid advisory fees of $1,008,684.

(b) After the investment adviser waived fees, the Core Plus Fund paid advisory fees of $407,418.

(c) After the investment adviser waived fees, the Hickory Fund paid advisory fees of $1,767,565.

(d) After the investment adviser waived fees, the Nebraska Fund paid advisory fees of $0.

(e) After the investment adviser waived fees, the Partners Value Fund paid advisory fees of $3,910,148.

(f) After the investment adviser waived fees, the Short Duration Fund paid advisory fees of $1,830,514.

(g) After the investment adviser waived fees, the Ultra Short Government Fund paid advisory fees of $0.

(h) After the investment adviser waived fees, the Value Fund paid advisory fees of $7,475,947.

2. Fee and Expense Waiver Arrangements

The Adviser has entered into expense limitation arrangements with certain of the Funds, as follows:

1. Balanced Fund: Through July 31, 2023, the Adviser has agreed in writing to reimburse the Balanced Fund or to pay directly a portion of the Balanced Fund’s expenses to the extent that the Balanced Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.70% and 0.85% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

2. Core Plus Fund: Through July 31, 2023, the Adviser has agreed in writing to reimburse the Core Plus Fund or to pay directly a portion of the Core Plus Fund’s expenses to the extent that the Core Plus Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.40% and 0.50% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

3. Hickory Fund: Through July 31, 2023, the Adviser has agreed in writing to reimburse the Hickory Fund or to pay directly a portion of the Hickory Fund’s expenses to the extent that the Hickory Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 1.09% of the Hickory Fund’s annual average daily net assets.

4. Nebraska Fund: Through July 31, 2023, the Adviser has agreed in writing to reimburse the Nebraska Fund or to pay directly a portion of the Nebraska Fund’s expenses to the extent that the Nebraska Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.45% of the Nebraska Fund’s annual average daily net assets.

5. Partners Value Fund: Through July 31, 2023, the Adviser has agreed in writing to reimburse the Partners Value Fund or to pay directly a portion of the Partners Value Fund’s expenses to the extent that the Partners Value Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.89% and 1.09% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

6. Short Duration Fund: Through July 31, 2023, the Adviser has agreed in writing to reimburse the Short Duration Fund or to pay directly a portion of the Short Duration Fund’s expenses to the extent that the Short Duration Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.48% and 0.55% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

7. Ultra Short Government Fund: Through July 31, 2023, the Adviser has agreed in writing to reimburse the Ultra Short Government Fund or to pay directly a portion of the Ultra Short Government Fund’s expenses to the extent that the Ultra Short Government Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.20% of the Ultra Short Government Fund’s annual average daily net assets.

8. Value Fund: Through July 31, 2023, the Adviser has agreed in writing to reimburse the Value Fund or to pay directly a portion of the Value Fund’s expenses to the extent that the Value Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.89% and 1.09% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

In addition to the aforementioned expense reimbursements, the Adviser may voluntarily waive all or a portion of its fees for any Fund from time to time. The Adviser may discontinue or modify any such voluntary waiver at any time without notice.

APPENDIX E

Factors Considered by the Board of Trustees in Approving the New Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds

In accordance with relevant provisions of the 1940 Act, the Board of Trustees of the Funds was required to consider the initial approval of each of the New Advisory Agreements with the Adviser as a result of the Transaction. These provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the adoption of the New Advisory Agreements, and it is the duty of Weitz Inc., as the investment adviser to the Funds, to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the adoption of the New Advisory Agreements to be effective upon the closing of the Transaction, the Board of Trustees requested, and the Adviser provided, information relevant to the Board’s consideration. This included information requested by the Board regarding Weitz Inc.’s plans for their management and operation of the firm and the management and operation of the Funds following the conclusion of the Transaction.

The Board met at an in-person meeting on May 26, 2022 in order to consider the proposed approval of the New Advisory Agreements. As part of its deliberations, the Board also considered and relied upon information about the Funds and Weitz Inc. that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. In conjunction with this meeting, the Board also held a meeting during which it engaged in the annual consideration of the renewal of each of the Current Advisory Agreements, and the Board took into consideration the information and materials that they had been provided with respect to their consideration of the renewal of the Current Advisory Agreements in connection with their deliberations relating to the proposed approval of the New Advisory Agreements. At this meeting the Board engaged in a thorough review process for purposes of determining whether to adopt the New Advisory Agreements. During the meeting, the Board discussed the New Advisory Agreements with representatives of Weitz Inc. and they reviewed various factors with them concerning the Transaction and the proposed adoption of the New Advisory Agreements.

As discussed more fully below, among the factors considered by the Board with respect to their consideration of the proposed approval of the New Advisory Agreements which are to be effective upon the completion of the Transaction, were: (1) the nature, extent and quality of the advisory services expected to be provided by Weitz Inc. following the completion of the Transaction, including the expected investment performance of the Funds; (2) the proposed cost of advisory services to be provided and the expected level of profitability following the completion of the Transaction; (3) the extent to which economies of scale may be expected to be realized from the operation of the Funds and whether the proposed advisory fee arrangements reflect possible economies of scale following the completion of the Transaction; (4) benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds) that may result following the closing of the Transaction; and (5) such other considerations deemed appropriate by the Board in making an informed business decision regarding the proposed approval of the New Advisory Agreements.

The Board reviewed with representatives of Weitz Inc. various other factors relating to their current management of the Funds, and their proposed continued management of the Funds following the completion of the Transaction. Among other factors, the Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. in the past to foster the growth and development of the Funds since the inception of each Fund. The Board also noted the range of investment advisory, shareholder servicing and administrative services that have previously been provided by Weitz Inc. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services and determined that the quality of the services was very high, and they considered that the personnel currently servicing the Funds are not expected to change following the completion of the Transaction. The Board also took note of the fact that Weitz Inc. has undertaken to continue to pay from its own resources following the completion of the Transaction the distribution expenses of the Funds, including those third-party intermediary expenses that are deemed to be distribution related.

The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc. and the financial soundness of Weitz Inc. as demonstrated by the financial information provided, and reached a finding that the level of profitability was consistent with relevant industry averages and not excessive. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing and distribution expenses that are proposed to be incurred by Weitz Inc. from its own resources and they also considered the level of profitability without taking into consideration the impact of these marketing and distribution costs. The Board also considered that Weitz Inc. had agreed to the continuation of fee breakpoints and contractual fee waivers with respect to certain of the Funds in order to limit their overall operating expenses following the completion of the Transaction.

The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds and their overall management of each of the Funds, and they were informed by the representatives of Weitz Inc. that the portfolio management arrangements for the Funds will not be changing as a result of the Transaction.

At its meeting held on May 26, 2022, the Board also approved the proposed New Business Administration Agreement between the Trust, on behalf of each of the Funds, and Weitz Inc. The Board was informed that the New Business Administration Agreement was substantially similar to the Prior Business Administration Agreement, and the Board took into consideration that the fees payable to Weitz Inc. under the terms of the New Business Administration Agreement were the same as the fees that were payable under the Prior Business Administration Agreement, and the Board further considered that the level and quality of the business administration services provided to the Funds by Weitz Inc. was not expected to change following the completion of the Transaction. In considering information regarding the investment management fees proposed to be paid by the Funds to Weitz Inc. under the New Advisory Agreements, the Board also took note of the proposed business administration fees that would be payable by the Funds to Weitz Inc. under the terms of the New Business Administration Agreement that would be applicable to the Funds. In considering the approval of the New Business Administration Agreement and in determining the reasonableness of the total fees to be paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders following the Transaction, the Board members considered and discussed various factors related to the business administration services to be provided to the Funds by Weitz Inc., including the nature and extent of these fees and the services to be provided by Weitz Inc. In connection with their review of these matters, the Trustees took into consideration the third party service provider arrangements in place on behalf of the Funds to provide certain of the administration services for the Funds, and the Trustees further considered the nature of the fee arrangements in place with these third-party firms to provide services to the Funds, as well as the supervision that is required of these third-party service providers, which Weitz Inc. will be providing under the terms of the New Business Administration Agreement.

In considering the nature and extent of these non-advisory administrative services that are to continue to be provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the New Business Administration Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services performed under the New Business Administration Agreement is required for the operation of the Funds; (iii) whether the services to be provided under the New Business Administration Agreement are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services to be provided under the New Business Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., will continue to provide underwriting and distribution services to the Funds. The Board took into consideration that Weitz Securities, Inc. does not charge the Funds any fees for its services as distributor and that Weitz Securities, Inc. incurs various costs and expenses in order to provide for the distribution and sales of the shares of the Funds which in turn are incurred by Weitz Inc. from its own financial resources. The members of the Board also took note of the fact that Weitz Inc. has agreed to continue to pay for all of the marketing and distribution efforts related to the offer and sale of the Funds following the completion of the Transaction. The Board also considered and discussed the level and quality of the distribution services performed by Weitz Securities, Inc. in the past. In addition, the members of the Board considered the nature and extent of the revenue sharing payments that Weitz Inc. makes to those third party intermediaries that provide various types of distribution related services to the Funds, noting these payments are made entirely from Weitz Inc.’s own financial resources and are not paid by the Funds, and the Board took into consideration that the Adviser has agreed to continue making these payments following the completion of the Transaction.

In connection with these matters, the Board also took into consideration the Administrative Services Plans that are applicable to the Funds and they took note of the level and amount of the fees payable pursuant to the Administrative Services Plans, including those amounts payable to Weitz Inc. for providing the types of non-distribution shareholder administrative services that are eligible to be compensated under the terms of the Administrative Services Plans. The Board also took into consideration the types of services that may be compensated pursuant to the Administration Services Plans.

In reaching their conclusion with respect to the approval of the New Advisory Agreements for each Fund and the level of investment advisory fees to be paid under the New Advisory Agreements for each Fund, the Trustees did not identify any one single factor as being controlling. Rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall prior performance results of the Funds, the commitment of the Adviser and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. They noted that the Adviser has agreed to continue to maintain breakpoints for certain of the Funds, and to continue to maintain the current contractual expense limitation agreements for eight of the Funds in order to limit the overall operating expenses of the Funds, as applicable. They also noted the overall level and quality of investment advisory, shareholder servicing and business administration services previously provided by the Adviser to the Funds, as well as the distribution services provided by the Distributor, and they found that these services are expected to continue to benefit the shareholders of the Funds and reflected the firm’s overall continuing commitment to the successful growth and development of the Funds, following the completion of the Transaction. The Trustees also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and the Adviser and the compliance oversight process, and the Adviser’s representation that there are no proposed changes to the compliance program following the Transaction.

The Trustees also considered the business, regulatory and entrepreneurial risks undertaken by the Adviser in managing and sponsoring the Funds and the increasingly competitive business environment in the mutual fund industry as well as the efforts that have been undertaken by smaller fund groups to remain competitive in the face of increasing consolidation within the investment management industry.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Advisory Agreements are fair and reasonable and the Board voted to approve the adoption of the New Advisory Agreements with respect to each of the Funds.

In reaching these conclusions, the members of the Board, including all of the Independent Trustees, took into consideration the following factors:

The nature, extent and quality of the advisory services expected to be provided. The Trustees concluded that, following the completion of the Transaction, the Adviser will continue to be capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by the Adviser to each of the Funds, the Adviser’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, and the Adviser’s investment management and compliance oversight processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services expected to be provided by the Adviser following the completion of the Transaction, the Trustees concluded that the Adviser will continue to be capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies.

The expected investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from the performance data that had been provided to the Board that Weitz Inc. had achieved investment performance that was competitive relative to comparable funds over various trailing time periods, including over longer-term trailing time periods, and the Trustees took into consideration the fact that the Adviser has focused on long-term performance results with respect to their management of the Funds.. The Trustees also took into consideration that all of the current portfolio managers of the Funds will continue to be working at the Adviser following the completion of the Transaction.

The cost of advisory services to be provided and the expected level of profitability. On the basis of comparative information derived from the expense data that has been previously provided to the Board, the Trustees determined that the overall expense ratio of each Fund, on a net basis following the continued fee waivers and reimbursements following the Transaction, is expected to be competitive with industry averages, particularly with respect to mutual funds of comparable asset size. The Board also considered the Adviser’s expected level of profitability with respect to its proposed continued management of the Funds, and noted that Weitz Inc.’s anticipated level of profitability was acceptable and not excessive and consistent with applicable industry averages. The Trustees also took into consideration the nature and extent of the distribution-related expenses that Weitz Inc. has undertaken to continue paying directly from its own financial resources in order to help to market and promote the Funds. Accordingly, on the basis of the Board’s review of the fees proposed to be charged by Weitz Inc. for investment advisory services, the investment advisory and other services proposed to be provided to the Funds by Weitz Inc., and the estimated profitability of Weitz Inc.’s relationship with each Fund, the Board concluded that the level of investment advisory fees and Weitz Inc.’s anticipated level of profitability were appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and Weitz Inc. The Trustees considered the anticipated level of profitability of Weitz Inc. both before and after the impact of the marketing related expenses that Weitz Inc. has undertaken to pay out of its own resources in connection with its management of the Funds following the completion of the Transaction. On the basis of the information provided, the Board determined that the investment management fees payable by the Funds to Weitz Inc. are reasonable and that Weitz Inc.’s level of profitability from its management of each of the Funds is reasonable and not excessive.

The extent to which economies of scale may be realized following the completion of the Transaction as the Funds grow and whether the advisory fees reflect possible economies of scale. The Trustees took into consideration that each of the Equity Funds are currently operated pursuant to investment management fees that are subject to breakpoints on the fees as assets in the Equity Funds increase over various established levels of assets. In addition, while it was noted that the investment advisory fees for the Income Funds and for Balanced will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that these Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for the Adviser and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether any of these Funds have achieved economies of scale in the future following the completion of the Transaction, and the appropriateness of the investment advisory fees payable to the Adviser with respect to the Income Funds and Balanced, in the future at which time the implementation of fee breakpoints on these particular Funds could be further considered.

Benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may continue to be derived by the Adviser from its relationship with the Funds following the completion of the Transaction, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds may be reasonably expected to continue to benefit from their relationship with the Adviser following the completion of the Transaction by virtue of the Adviser’s provision of business administration and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees have previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of these services for the Funds’ operations.

Other Considerations. In approving the adoption of the New Advisory Agreements, the Trustees determined that the Adviser has previously made a substantial commitment to the recruitment and retention of high quality personnel, and the Trustees took into consideration that they anticipate that the Adviser will continue to maintain, following the completion of the Transaction, the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Adviser’s management team and the focus these individuals have on ensuring that the Funds operate successfully, and the Board took note of the fact that all of these individuals will be remaining with the Adviser following the completion of the Transaction. The Trustees also concluded that the Adviser has in the past made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the efforts to market and distribute the Funds, as well as the Expense Limitation Agreements under which the Adviser has undertaken to waive a portion of its fees and to reimburse expenses of eight of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements, and the Board noted that it expects the Adviser to continue to undertake such entrepreneurial efforts with respect to the management and operation of the Funds following the closing of the Transaction. The Board also considered matters with respect to the current brokerage practices of the Adviser, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice, and that they are expected to continue unchanged following the completion of the Transaction. The Board also took into consideration the previous investments that have been made by the Adviser into the Funds to enhance services and improve efficiencies, and the Board was informed by representatives of the Adviser that such investments are expected to continue following the completion of the Transaction.

APPENDIX F

As of August 24, 2022  the following persons owned 5% or more of the outstanding shares of a class of each of the Funds.

Name and Address	Class of Shares	Number of Shares Owned	Percent of Class Owned

28628446.2.BUSINESS

PROXY	THE WEITZ FUNDS	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD October 19, 2022
1125 SOUTH 103RD STREET, SUITE 200, OMAHA, NEBRASKA 68124-1071

PARTNERS III OPPORTUNITY FUND

The undersigned shareholder(s), hereby appoint(s) [ ] and [ ], or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the special meeting of shareholders of the Fund ( the “Meeting”) to be held at the offices of Weitz Investment Management, Inc., 1125 South 103rd Street, Suite 200 Omaha, Nebraska 68124-1071 on October 19, 2022, at [ ]. Central time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

_______________________

Signature(s) (Title(s), if applicable)

_______________________

_______________________

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL

			FOR	AGAINST	ABSTAIN
1.	To approve new Management and Investment Advisory Agreements between the Trust,		☐	☐	☐
on behalf of the Fund, and the Adviser

2.	To elect each of the following five nominees to serve as a Trustee on the Board of Trustees:		FOR	WITHHOLD
	(1)	Lorraine Chang	☐	☐
	(2)	Stephen M. Hill	☐	☐
	(3)	Alison L. Maloy	☐	☐
	(4)	Elizabeth L. Sylvester	☐	☐
	(5)	Dana E. Washington	☐	☐
	(6)	Justin B. Wender	☐	☐
	(7)	Andrew S. Weitz	☐	☐
	(8)	Wallace R. Weitz	☐	☐

			FOR	AGAINST	ABSTAIN
3.	To approve the sub-classification of the Partners III Opportunity Fund from a “diversified”		☐	☐	☐

fund to a “non-diversified” fund,

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON October 19, 2022

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/WEITZ

PROXY	THE WEITZ FUNDS	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD October 19, 2022
1125 SOUTH 103RD STREET, SUITE 200, OMAHA, NEBRASKA 68124-1071

[INSERT FUND NAME]

The undersigned shareholder(s), hereby appoint(s) [ ] and [ ], or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the special meeting of shareholders of the Fund ( the “Meeting”) to be held at the offices of Weitz Investment Management, Inc., 1125 South 103rd Street, Suite 200 Omaha, Nebraska 68124-1071 on October 19, 2022, at [ ]. Central time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

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Signature(s) (Title(s), if applicable)

_________________

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Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL

			FOR	AGAINST	ABSTAIN
1.	To approve new Management and Investment Advisory Agreements between the Trust,		☐	☐	☐
on behalf of the Fund, and the Adviser
2.	To elect each of the following five nominees to serve as a Trustee on the Board of Trustees:		FOR	WITHHOLD
	(1)	Lorraine Chang	☐	☐
	(2)	Stephen M. Hill	☐	☐
	(3)	Alison L. Maloy	☐	☐
	(4)	Elizabeth L. Sylvester	☐	☐
	(5)	Dana E. Washington	☐	☐
	(6)	Justin B. Wender	☐	☐
	(7)	Andrew S. Weitz	☐	☐
	(8)	Wallace R. Weitz	☐	☐

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON October 19, 2022

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/WEITZ